UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report: June 29, 2011

(Date of earliest event reported)

Oragenics, Inc

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3000 Bayport Drive, Suite 685 Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Oragenics (the “Company”) entered into a Third Amendment (the “Third Amendment”) to its Unsecured Revolving Line of Credit (as amended the “Credit Facility”) with the Koski Family Limited Partnership (“KFLP”) an accredited investor and the Company’s largest shareholder. The entering into of the Third Amendment was approved by the Company’s Audit Committee and disinterested directors. The Third Amendment increases the available borrowing under the Credit Facility by $2.0 million from $5.0 million to $7.0 million Future draws of the $2.0 million in increased availability provided by the Third Amendment to the Credit Facility are limited to $1,000,000 increments beginning no earlier than August 2011 and October 2011, respectively. All other terms of the Credit Facility remained the same.

The Company and the KFLP originally entered into the Credit Facility on July 30, 2010. Pursuant to the Credit Facility the Company was able to borrow up to $2.0 million from the KFLP at LIBOR plus 6.0%. The term of the Credit Facility was for twelve months commencing August 1, 2010.

On January 24, 2011 the Company entered into a First Amendment to the Credit Facility (t to increase the available borrowings from $2,000,000 to $2,500,000 and simultaneously therewith the Company drew on the Credit Facility as amended by the First Amendment to borrow the additional $500,000 in available funds.

On February 4, 2011 the Company entered into the Second Amendment to the Credit Facility (the “Second Amendment”) which (i) increased the available borrowing under the Credit Facility by $2,500,000 from $2,500,000 to $5,000,000 (ii) changed the due date of the amounts outstanding and future borrowings from July 12, 2011 to July 30, 2012 (iii) provided for the automatic conversion of any amounts borrowed and outstanding under the Credit Facility into Company securities that may be issued by the Company in subsequent securities offering, and (iv) provided the KFLP with the right to put any undrawn available amounts under the Credit Facility, as amended, to the Company and thereby have a note issued to the KFLP. Between March and June 2011, the Company borrowed an additional $2,000,000 under the Credit Facility in $500,000 monthly increments for its working capital and operational needs.

To date the Company has borrowed an aggregate of $4,500,000 from the KFLP under the Credit Facility, as amended, and currently has available $2,500,000 (including the increased availability of $2,000,000 from the Third Amendment).

A copy of the Third Amendment to the Credit Facility is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

A copy of the June 30, 2011 press release announcing the amendment to the Credit Facility is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Number	Description

10.1	Third Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated June 29, 2011.

10.2	Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated July 30, 2010 and form of Revolving Unsecured Promissory Note.*

10.3	First Amendment to the Revolving Credit Agreement by and between the Koski Family Limited Partnership and Oragenics, Inc. dated January 24, 2011.**

10.4	Second Amendment to Unsecured Revolving Credit Agreement between Oragenics and the Koki Family Limited Partnership dated February 4, 2011.***

99.1	Press Release (regarding Third Amendment to Credit Facility) dated June 30, 2011.

*	Incorporated by reference to Form 8-K filed on August 2, 2010.
**	Incorporated by reference to Form 8-K filed on January 28, 2011.
***	Incorporated by reference to Form 8-K filed on February 8, 2011.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 30th day of June, 2011.

ORAGENICS, INC. (Registrant)

BY:	/s/ Brian Bohunicky
Brian Bohunicky Chief Financial Officer